EXHIBIT 10.15

FINAL

REGISTRATION RIGHTS AGREEMENT

                This REGISTRATION RIGHTS AGREEMENT (the “Agreement”), made as of the 27th of April, 2005 (the “Effective Date”), by and between American Technology Corporation, a Delaware Corporation (“ATC” or the “Company”) on the one hand, and Greg O. Endsley, an individual (“Endsley”), Douglas J. Paschall, an individual (“Paschall”) and Gordon & Holmes LLP, a California limited liability partnership (“Gordon & Holmes”), on the other hand, is made with reference to the following facts. Endsley, Paschall and Gordon & Holmes are referred to collectively as the “Investors.”

R E C I T A L S

                A.          ATC, Endsley, Paschall and certain other parties entered into an Agreement of Settlement and Mutual Release on the Effective Date (the “Settlement Agreement”), pursuant to which ATC agreed to issue the aggregate of Seventeen Thousand Five Hundred (17,500) shares (the “Shares”) of ATC common stock, $0.00001 par value (“Common Stock”), to be divided as follows: 8,750 shares to Endsley and 8,750 shares to Paschall; provided that each of Endsley and Paschall instructed ATC to cause 3,500 shares of his shares (for a total of 7,000 share) to be issued in the name of Gordon & Holmes as compensation for legal fees incurred by the ESI Parties in the defense and prosecution of the claims described in the Settlement Agreement The share certificates issued by ATC were therefore to be in the following denominations:

Endsley	5,250 shares

Paschall	5,250 shares

Gordon & Holmes	7,000 shares

                B.           ATC desires to grant the Investors certain rights with respect to the registration of the Shares, subject to the conditions as set forth herein.

A G R E E M E N T

                In consideration of the foregoing and the promises and covenants contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                1.            Definitions.  For the purposes of this Agreement:

                               1.1            “Registrable Securities” shall mean (i) the Shares and (ii) shares of Common Stock which may be issued hereafter to the Investors with respect to the Shares in consequence of any additional issuance, exchange or reclassification of the Common Stock, corporate reorganization or any other form of recapitalization, consolidation or merger; provided, however, that Registrable Securities shall not include any such securities sold by the Investors to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction.

                               1.2            “Rule 144” shall mean Rule 144 promulgated under the Securities Act.

                               1.3            “Securities Act” shall mean the Securities Act of 1933, as amended.

                               1.4            “SEC” shall mean the Securities and Exchange Commission.

                               1.5            “Securities Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

                2.            Piggyback Registration.  If the Company shall at any time or times determine to file a registration statement under the Securities Act for any shares of its Common Stock other than (i) registration statements on Forms S-4, S-8 or any successor to such forms, (ii) another form not available for registering the Registrable Securities for sale to the public or any registration statement including only securities issued pursuant to a dividend reinvestment plan, or (iii) a registration statement in which the only securities to be registered are securities issuable upon conversion of debt securities or other convertible securities which are also being registered, the Company will notify the Investors in each case of such determination at least ten (10) days prior to filing the registration statement and, upon the receipt of the Investors’ written request given within five (5) days after the Investors’ receipt of such notification, the Company will use its best efforts to cause any of the Registrable Securities, as specified in such request, to be registered under the Securities Act pursuant to such registration statement, to the extent and under the condition that such registration is permissible under the Securities Act and the rules and regulations thereunder. The Company shall have the right to terminate or withdraw any registration initiated by it prior to the effectiveness of such registration whether or not any of the Investors has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 4 hereof.

                3.            Underwriting.  In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 2 to include any of the Registrable Securities of the Investors in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company.

                4.            Expenses.  The Company shall pay all expenses incurred in connection with any registration pursuant to this Agreement; provided, that the Investors shall pay for (i) any brokerage or underwriting commissions or discounts relating to Common Stock sold by the Investors, and (ii) fees of counsel to the Investors.

                5.            Information Supplied by the Investors.  In connection with any registration pursuant to this Agreement, the Investors shall furnish the Company with such information or documents as the Company may reasonably request and as shall be required by all applicable provisions of the Securities Act and the rules and regulations thereunder.

                6.            Indemnification.  In the event any Registrable Securities are included in a registration statement under this Agreement:

                               6.1             To the extent permitted by law, the Company will indemnify and hold harmless the Investors, any underwriter (as defined in the Securities Act) for the Investors and each person, if any, who controls the Investors or underwriter within the meaning of the Securities Act or the Securities Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, or the Securities Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act or any rule or regulation promulgated under the Securities Act or the Securities Exchange Act; and the Company will pay to the Investors, such underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 6.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Investors, or any such underwriter or controlling person of the Investors.

                               6.2             To the extent permitted by law, the Investors will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other person or entity selling securities in such registration statement and any controlling person of any such underwriter or other holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act or the Securities Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Investors expressly for use in connection with such registration; and the Investors will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 6.2, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 6.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investors, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this Section 6.2 exceed the gross proceeds from the offering received by the Investors.

                               6.3             Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6.

                               6.4             If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                               6.5             Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into by a party to this Agreement in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                               6.6             The obligations of the Company and the Investors under this Section 6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from a liability in respect to such claim or litigation.

                7.            Termination of Registration Rights.  An Investor shall not be entitled to exercise any right provided for in this Agreement after the first date on which all Registrable Securities then held by such Investor may immediately be sold under Rule 144 during any 90-day period taking into consideration the volume restrictions specified in Rule 144.

                8.            Non-Assignability.  This Agreement is personal to the Investors, and neither the Agreement nor any of the Investors’ rights or obligations hereunder may be assigned, pledged or encumbered by the Investors without the prior written consent of ATC, which may be withheld in ATC’s sole discretion.

                9.            Miscellaneous.

                               9.1             Successors and Assigns.  Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                               9.2             Governing Law.  This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

                               9.3             Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                               9.4             Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                               9.5             Notices.  Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, upon transmission by facsimile at the facsimile number indicated for such parties on the signature page hereof, with confirmation of receipt, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof. Any party may change its address or facsimile number by ten (10) days’ advance written notice to the other parties given in accordance herewith.

                               9.6             Expenses.  If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                               9.7             Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally, in a particular instance or prospectively), only with the written consent of the Company and the Investors.

                               9.8             Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                               9.9             No Delay of Registration.  No Investor shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration by the Company as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

                               9.10           Entire Agreement.  This Agreement and the Settlement Agreement constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

[Signature Pages Follow]

                IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

THE COMPANY:	THE INVESTORS:

American Technology Corporation, a	Gordon & Holmes LLP, a California
Delaware corporation	limited liability company

By: /s/ Bruce A. Gray	By: /s/ Frederic L. Gordon
Name: Bruce A. Gray	Name: Frederic L. Gordon
Title: Vice President, Government Group	Title: Partner

Address:	Address:
13114 Evening Creek Drive South	223 W. Date Street
San Diego, California 92128	San Diego, California 92101-3571
Facsimile: 858.679.0545

Greg O. Endsley, an Individual

/s/ Greg O. Endsley
Greg O. Endsley

Address:
25022 Footpath Ln.
Laguna Niguel, CA 92677
Facsimile: 949.585.9866

Douglas J. Paschall, an Individual

/s/ Douglas J. Paschall
Douglas J. Paschall

Address:
5 Las Posadas
Rancho Santa Margarita, CA
Facsimile: 949.959.1252

[REGISTRATION RIGHTS AGREEMENT
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